EXPLANATORY NOTE

The sole purpose of this filing is to file revised risk/return summary information for the Class F Shares of the Global Managed Volatility, Enhanced Income, Core Fixed Income, High Yield Bond, Dynamic Asset Allocation, Multi-Strategy Alternative, Long/Short Alternative and Multi-Asset Income Funds; Class I Shares of the Global Managed Volatility, Enhanced Income and High Yield Bond Funds; and the Class Y Shares of the Global Managed Volatility, Enhanced Income, High Yield Bond, Dynamic Asset Allocation, Multi-Strategy Alternative, Long/Short Alternative and Multi-Asset Income Funds, as electronically filed with the SEC pursuant to Rule 497(c) under the Securities Act of 1933, as amended, on February 1, 2019 (SEC Accession No. 0001104659-19-005132), in interactive data format.